Exhibit 99.2

Quarterly Financial Supplement
Third Quarter 2022
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company dac	AA-	NR	NR
RGA Global Reinsurance Company, Ltd.	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Reinsurance Company (Barbados) Ltd.	AA-	NR	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Omnilife Insurance Company Limited	A+	NR	NR
Aurora National Life Assurance Company	NR	A+	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
3rd Quarter 2022

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (“RGA”) with the SEC. The consolidated financial information herein include the assets, liabilities, and results of operations of RGA and its subsidiaries.
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to adjusted operating income before income taxes is presented in the appendix.
RGA evaluates its shareholders’ equity and book value per share position excluding the impact of accumulated other comprehensive income (loss) (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
RGA uses a non-GAAP financial measure called adjusted operating return on equity, which is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. A reconciliation of RGA, Inc. shareholders’ equity and book value per share before and after the impact of AOCI is presented in the appendix.

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended						Current Qtr vs. PY Quarter	Year-to-Date
(USD millions, except in force & per share and shares data)	Sept. 30,	June 30,		March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2022	2022		2022	2021	2021		2022	2021	Change
Net premiums	$3,247	$3,230		$3,155	$3,407	$3,094	$153	$9,632	$9,106	$526
Net income (loss) available to RGA's shareholders	284	198		(63)	156	(22)	306	419	461	(42)
Adjusted operating income (loss)	352	391		32	(38)	(75)	427	775	115	660
Return on equity - annualized	23.9%	10.6%		(2.3)%	4.8%	(0.7)%	24.6%
Return on equity - trailing 12 months	6.4%	2.5%		3.4%	4.7%	4.5%	1.9%
Adjusted operating return on equity (ex AOCI) - annualized	14.8%	16.8%		1.4%	(1.6)%	(3.2)%	18.0%
Adjusted operating return on equity (ex AOCI) - trailing 12 months	7.9%	3.3%		2.1%	0.8%	2.1%	5.8%
Total assets	$82,705	$84,609		$89,761	$92,175	$91,449	$(8,744)
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,662.7	$1,650.5		$1,645.1	$1,628.4	$1,619.9	$42.8
U.S. and Latin America Financial Solutions	5.3	5.3		5.3	5.3	5.3	—
Canada Traditional	448.7	477.2		484.5	472.6	463.1	(14.4)
Europe, Middle East and Africa Traditional	671.3	756.4		850.7	861.6	852.8	(181.5)
Asia Pacific Traditional	479.4	486.1		508.4	497.4	526.0	(46.6)
Asia Pacific Financial Solutions	5.2	5.4	(1)	1.1	1.7	1.5	3.7
Total assumed life reinsurance in force	$3,272.6	$3,380.9		$3,495.1	$3,467.0	$3,468.6	$(196.0)
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$37.3	$32.7		$39.5	$32.4	$33.9	$3.4	$109.5	$98.1	$11.4
U.S. and Latin America Financial Solutions	—	—		—	—	—	—	—	—	—
Canada Traditional	10.8	12.8		12.7	14.6	11.5	(0.7)	36.3	34.2	2.1
Europe, Middle East and Africa Traditional	38.2	45.1		50.5	51.0	32.0	6.2	133.8	147.4	(13.6)
Asia Pacific Traditional	14.4	5.7		16.6	8.6	7.1	7.3	36.7	25.6	11.1
Asia Pacific Financial Solutions	—	—		0.1	0.1	—	—	0.1	0.1	—
Total assumed new business production	$100.7	$96.3		$119.4	$106.7	$84.5	$16.2	$316.4	$305.4	$11.0
Per Share and Shares Data (shares in thousands)
Basic earnings per share
Net income (loss)	$4.24	$2.95		$(0.93)	$2.32	$(0.32)	$4.56	$6.25	$6.79	$(0.54)
Adjusted operating income (loss)	$5.26	$5.83		$0.48	$(0.56)	$(1.11)	$6.37	$11.56	$1.69	$9.87
Diluted earnings per share (2)
Net income (loss) (2)	$4.19	$2.92		$(0.93)	$2.30	$(0.32)	$4.51	$6.19	$6.74	$(0.55)
Adjusted operating income (loss) (2)	$5.20	$5.78		$0.47	$(0.56)	$(1.11)	$6.31	$11.46	$1.68	$9.78
Wgt. average common shares outstanding
Basic	66,936	66,996		67,104	67,380	67,916	(980)	67,012	67,960	(948)
Diluted	67,663	67,620		67,649	67,930	68,417	(754)	67,607	68,416	(809)
Common shares issued	85,311	85,311		85,311	85,311	85,311	—	85,311	85,311	—
Treasury shares	18,484	18,304		18,323	18,140	17,711	773	18,484	17,711	773
Common shares outstanding	66,827	67,007		66,988	67,171	67,600	(773)	66,827	67,600	(773)
Book value per share	$54.66	$87.14		$137.08	$193.75	$190.60	$(135.94)
Per share effect of AOCI	$(89.25)	$(53.12)		$(0.81)	$54.22	$53.00	$(142.25)
Book value per share, excluding AOCI	$143.91	$140.26		$137.89	$139.53	$137.60	$6.31
Stockholders’ dividends paid	$54	$49		$49	$49	$50	$4	$152	$145	$7
(1) During the quarter, the Company changed its calculation for assumed life reinsurance in force, resulting in an increase for the quarter.
(2) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2022	2022	2022	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$3,247	$3,230	$3,155	$3,407	$3,094	$153	$9,632	$9,106	$526
Net investment income	769	754	810	771	796	(27)	2,333	2,367	(34)
Investment related gains (losses), net	(134)	(254)	(126)	88	58	(192)	(514)	472	(986)
Other revenue	184	157	91	93	95	89	432	354	78
Total revenues	4,066	3,887	3,930	4,359	4,043	23	11,883	12,299	(416)
Benefits and expenses:
Claims and other policy benefits	2,815	2,815	3,225	3,482	3,289	(474)	8,855	9,294	(439)
Interest credited	189	138	141	159	177	12	468	541	(73)
Policy acquisition costs and other insurance expenses	396	393	355	406	338	58	1,144	1,010	134
Other operating expenses	251	243	226	253	229	22	720	683	37
Interest expense	46	42	42	(2)	41	5	130	129	1
Collateral finance and securitization expense	3	2	1	4	3	—	6	8	(2)
Total benefits and expenses	3,700	3,633	3,990	4,302	4,077	(377)	11,323	11,665	(342)
Income (loss) before income taxes	366	254	(60)	57	(34)	400	560	634	(74)
Provision for income taxes	81	55	3	(99)	(12)	93	139	173	(34)
Net income (loss)	285	199	(63)	156	(22)	307	421	461	(40)
Net income attributable to noncontrolling interest	1	1	—	—	—	1	2	—	2
Net income (loss) available to RGA's shareholders	$284	$198	$(63)	$156	$(22)	$306	$419	$461	$(42)

Pre-tax adjusted operating income reconciliation:
Income (loss) before income taxes	$366	$254	$(60)	$57	$(34)	$400	$560	$634	$(74)
Investment and derivative (gains) losses (1)	153	203	119	(31)	(66)	219	475	(398)	873
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	17	56	33	(20)	(21)	38	106	(87)	193
GMXB embedded derivatives (1)	(21)	12	(14)	(29)	37	(58)	(23)	36	(59)
Funds withheld (gains) losses - investment income	5	9	8	(1)	(2)	7	22	(4)	26
EIA embedded derivatives - interest credited	(10)	(27)	(17)	(9)	(3)	(7)	(54)	(36)	(18)
DAC offset, net	12	7	(10)	26	2	10	9	12	(3)
Investment (income) loss on unit-linked variable annuities	5	8	9	(5)	2	3	22	1	21
Interest credited on unit-linked variable annuities	(5)	(8)	(9)	5	(2)	(3)	(22)	(1)	(21)
Interest expense on uncertain tax positions	1	—	—	(34)	2	(1)	1	8	(7)
Non-investment derivatives and other	(71)	(9)	—	5	(4)	(67)	(80)	(8)	(72)
Adjusted operating income (loss) before income taxes	$452	$505	$59	$(36)	$(89)	$541	$1,016	$157	$859

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2022	2022	2022	2021	2021	Quarter	2022	2021	Change
After-tax adjusted operating income reconciliation:
GAAP net income attributable to RGA	$284	$198	$(63)	$156	$(22)	$306	$419	$461	$(42)
Investment and derivative (gains) losses (1)	119	152	94	(25)	(52)	171	365	(313)	678
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	14	44	26	(16)	(17)	31	84	(69)	153
GMXB embedded derivatives (1)	(16)	9	(11)	(22)	29	(45)	(18)	28	(46)
Funds withheld (gains) losses - investment income	4	7	6	(1)	(1)	5	17	(3)	20
EIA embedded derivatives - interest credited	(8)	(22)	(13)	(8)	(2)	(6)	(43)	(28)	(15)
DAC offset, net	9	6	(8)	21	1	8	7	9	(2)
Investment (income) loss on unit-linked variable annuities	4	6	7	(4)	2	2	17	1	16
Interest credited on unit-linked variable annuities	(4)	(6)	(7)	4	(2)	(2)	(17)	(1)	(16)
Interest expense on uncertain tax positions	1	—	—	(27)	1	—	1	6	(5)
Non-investment derivatives and other	(56)	(7)	—	4	(3)	(53)	(63)	(6)	(57)
Uncertain tax positions and other tax related items	—	3	1	(120)	(9)	9	4	30	(26)
Net income attributable to noncontrolling interest	1	1	—	—	—	1	2	—	2
Adjusted operating income (loss)	$352	$391	$32	$(38)	$(75)	$427	$775	$115	$660

Diluted earnings per share - adjusted operating income (loss) (2)	$5.20	$5.78	$0.47	$(0.56)	$(1.11)	$6.31	$11.46	$1.68	$9.78

Foreign currency effect on (3):
Net premiums	$(160)	$(119)	$(47)	$(3)	$51	$(211)	$(326)	$253	$(579)
Adjusted operating income (loss) before income taxes	$(13)	$(14)	$(1)	$—	$(7)	$(6)	$(28)	$4	$(32)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.
(2) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2022	2022	2022	2021	2021
Assets
Fixed maturity securities, available-for-sale	$50,495	$53,294	$57,922	$60,749	$59,289
Equity securities	137	127	139	151	160
Mortgage loans	6,558	6,544	6,535	6,283	6,366
Policy loans	1,202	1,218	1,221	1,234	1,234
Funds withheld at interest	6,177	6,393	6,737	6,954	7,034
Short-term investments	225	272	315	87	82
Other invested assets	3,246	3,110	3,033	3,070	3,404
Total investments	68,040	70,958	75,902	78,528	77,569
Cash and cash equivalents	3,512	2,556	2,709	2,948	3,027
Accrued investment income	628	572	578	533	574
Premiums receivable and other reinsurance balances	2,820	2,884	2,883	2,888	3,013
Reinsurance ceded receivables	2,456	2,558	2,595	2,580	2,585
Deferred policy acquisition costs	3,887	3,856	3,797	3,690	3,687
Other assets	1,362	1,225	1,297	1,008	994
Total assets	$82,705	$84,609	$89,761	$92,175	$91,449

Liabilities and equity
Future policy benefits	$33,715	$34,833	$35,946	$35,782	$35,666
Interest-sensitive contract liabilities	30,286	29,023	28,083	26,377	26,017
Other policy claims and benefits	6,249	6,464	7,079	6,993	7,117
Other reinsurance balances	909	582	582	613	543
Deferred income taxes	686	1,060	1,843	2,886	2,407
Other liabilities	2,910	2,899	3,123	2,663	3,327
Long-term debt	4,207	3,667	3,667	3,667	3,173
Collateral finance and securitization notes	—	152	166	180	314
Total liabilities	78,962	78,680	80,489	79,161	78,564

Equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	2,493	2,478	2,465	2,461	2,447
Retained earnings	8,820	8,592	8,446	8,563	8,458
Treasury stock	(1,697)	(1,673)	(1,675)	(1,653)	(1,604)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(216)	(39)	4	(9)	(50)
Unrealized appreciation of securities, net of income taxes	(5,697)	(3,469)	(9)	3,701	3,704
Pension and postretirement benefits, net of income taxes	(51)	(51)	(50)	(50)	(71)
Total RGA, Inc. stockholders’ equity	3,653	5,839	9,182	13,014	12,885
Noncontrolling interest	90	90	90	—	—
Total equity	3,743	5,929	9,272	13,014	12,885
Total liabilities and equity	$82,705	$84,609	$89,761	$92,175	$91,449
Total RGA, Inc. stockholders’ equity, excluding AOCI	$9,617	$9,398	$9,237	$9,372	$9,302

See appendix for reconciliation of total stockholders' equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2022	2022	2022	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$1,640	$1,631	$1,541	$1,697	$1,550	$90	$4,812	$4,547	$265
Net investment income	214	209	304	245	245	(31)	727	685	42
Investment related gains (losses), net	8	19	15	4	(5)	13	42	2	40
Other revenue	5	9	7	4	5	—	21	14	7
Total revenues	1,867	1,868	1,867	1,950	1,795	72	5,602	5,248	354

Benefits and expenses:
Claims and other policy benefits	1,398	1,389	1,765	1,892	1,670	(272)	4,552	4,828	(276)
Interest credited	18	17	17	18	17	1	52	52	—
Policy acquisition costs and other insurance expenses	203	208	208	209	195	8	619	583	36
Other operating expenses	44	45	43	42	39	5	132	114	18
Total benefits and expenses	1,663	1,659	2,033	2,161	1,921	(258)	5,355	5,577	(222)

Income (loss) before income taxes	$204	$209	$(166)	$(211)	$(126)	$330	$247	$(329)	$576

Loss and expense ratios:
Claims and other policy benefits	85.2%	85.2%	114.5%	111.5%	107.7%	(22.5)%	94.6%	106.2%	(11.6)%
Policy acquisition costs and other insurance expenses	12.4%	12.8%	13.5%	12.3%	12.6%	(0.2)%	12.9%	12.8%	0.1%
Other operating expenses	2.7%	2.8%	2.8%	2.5%	2.5%	0.2%	2.7%	2.5%	0.2%

Foreign currency effect on (1):
Net premiums	$—	$1	$—	$—	$2	$(2)	$1	$3	$(2)
Income (loss) before income taxes	$—	$—	$—	$1	$(1)	$1	$—	$(1)	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Qtr vs. PY	Sept. 30,	Sept. 30,
	2022	2022	2022	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$1,640	$1,631	$1,541	$1,697	$1,550	$90	$4,812	$4,547	$265
Net investment income	214	209	304	245	245	(31)	727	685	42
Other revenue	5	9	7	4	5	—	21	14	7
Total revenues	1,859	1,849	1,852	1,946	1,800	59	5,560	5,246	314

Benefits and expenses:
Claims and other policy benefits	1,398	1,389	1,765	1,892	1,670	(272)	4,552	4,828	(276)
Interest credited	18	17	17	18	17	1	52	52	—
Policy acquisition costs and other insurance expenses	203	208	208	209	195	8	619	583	36
Other operating expenses	44	45	43	42	39	5	132	114	18
Total benefits and expenses	1,663	1,659	2,033	2,161	1,921	(258)	5,355	5,577	(222)

Adjusted operating income (loss) before income taxes	$196	$190	$(181)	$(215)	$(121)	$317	$205	$(331)	$536

Loss and expense ratios:
Claims and other policy benefits	85.2%	85.2%	114.5%	111.5%	107.7%	(22.5)%	94.6%	106.2%	(11.6)%
Policy acquisition costs and other insurance expenses	12.4%	12.8%	13.5%	12.3%	12.6%	(0.2)%	12.9%	12.8%	0.1%
Other operating expenses	2.7%	2.8%	2.8%	2.5%	2.5%	0.2%	2.7%	2.5%	0.2%

Foreign currency effect on (1):
Net premiums	$—	$1	$—	$—	$2	$(2)	$1	$3	$(2)
Adjusted operating income (loss) before income taxes	$—	$—	$—	$1	$(1)	$1	$—	$(1)	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2022	2022	2022	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$13	$14	$15	$13	$14	$(1)	$42	$42	$—
Net investment income	270	251	262	264	290	(20)	783	823	(40)
Investment related gains (losses), net	(22)	(93)	(80)	36	12	(34)	(195)	36	(231)
Other revenue	29	31	27	26	31	(2)	87	142	(55)
Total revenues	290	203	224	339	347	(57)	717	1,043	(326)

Benefits and expenses:
Claims and other policy benefits	42	42	48	37	48	(6)	132	129	3
Interest credited	130	101	107	120	149	(19)	338	445	(107)
Policy acquisition costs and other insurance expenses	58	59	40	79	34	24	157	113	44
Other operating expenses	12	12	9	10	10	2	33	27	6
Total benefits and expenses	242	214	204	246	241	1	660	714	(54)

Income (loss) before income taxes	$48	$(11)	$20	$93	$106	$(58)	$57	$329	$(272)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2022	2022	2022	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$13	$14	$15	$13	$14	$(1)	$42	$42	$—
Net investment income	270	254	264	264	290	(20)	788	822	(34)
Other revenue	29	32	27	25	31	(2)	88	142	(54)
Total revenues	312	300	306	302	335	(23)	918	1,006	(88)

Benefits and expenses:
Claims and other policy benefits	42	42	48	37	48	(6)	132	129	3
Interest credited	140	128	124	129	152	(12)	392	481	(89)
Policy acquisition costs and other insurance expenses	46	52	50	53	32	14	148	101	47
Other operating expenses	12	12	9	10	10	2	33	27	6
Total benefits and expenses	240	234	231	229	242	(2)	705	738	(33)

Adjusted operating income before income taxes	$72	$66	$75	$73	$93	$(21)	$213	$268	$(55)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
(Continued)

	Three Months Ended
(USD millions, shown net of reinsurance ceded)	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2022	2022	2022	2021	2021
Annuity account values:
Fixed annuities (deferred)	$12,408	$12,084	$11,693	$11,858	$11,997

Net interest spread (fixed annuities)	1.5%	1.3%	2.0%	1.4%	1.7%

Equity-indexed annuities	$2,952	$3,017	$3,114	$3,213	$3,293

Variable annuities account values
No riders	$642	$705	$786	$844	$827
GMDB only	802	811	891	960	968
GMIB only	19	20	23	25	25
GMAB only	2	2	3	3	3
GMWB only	833	916	1,035	1,130	1,110
GMDB / WB	158	174	240	264	261
Other	15	16	18	19	19
Total variable annuities account values	$2,471	$2,644	$2,996	$3,245	$3,213

Fair value of liabilities associated with living benefit riders	$139	$160	$148	$162	$191

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$623	$712	$656	$656	$827

Bank-owned life insurance (BOLI)	$2,508	$2,505	$2,499	$2,492	$2,480

Other asset-intensive business	$111	$112	$114	$115	$117

Future policy benefits associated with:

Payout annuities	$4,081	$4,160	$4,218	$4,274	$4,329

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2022	2022	2022	2021	2021	Quarter	2022	2021	Change
Revenues:
Net investment income	$—	$1	$1	$—	$1	$(1)	$2	$2	$—
Other revenue	25	74	27	28	26	(1)	126	80	46
Total revenues	25	75	28	28	27	(2)	128	82	46

Benefits and expenses:
Policy acquisition costs and other insurance expenses	—	1	1	—	2	(2)	2	4	(2)
Other operating expenses	3	2	3	3	3	—	8	10	(2)
Total benefits and expenses	3	3	4	3	5	(2)	10	14	(4)

Income before income taxes	$22	$72	$24	$25	$22	$—	$118	$68	$50

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2022	2022	2022	2021	2021	Quarter	2022	2021	Change
Revenues:
Net investment income	$—	$1	$1	$—	$1	$(1)	$2	$2	$—
Other revenue	25	74	27	28	26	(1)	126	80	46
Total revenues	25	75	28	28	27	(2)	128	82	46

Benefits and expenses:
Policy acquisition costs and other insurance expenses	—	1	1	—	2	(2)	2	4	(2)
Other operating expenses	3	2	3	3	3	—	8	10	(2)
Total benefits and expenses	3	3	4	3	5	(2)	10	14	(4)

Adjusted operating income before income taxes	$22	$72	$24	$25	$22	$—	$118	$68	$50

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Canada Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2022	2022	2022	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$293	$314	$304	$324	$289	$4	$911	$870	$41
Net investment income	63	58	55	60	65	(2)	176	188	(12)
Investment related gains (losses), net	2	(6)	1	—	1	1	(3)	3	(6)
Other revenue	—	1	2	1	(1)	1	3	2	1
Total revenues	358	367	362	385	354	4	1,087	1,063	24

Benefits and expenses:
Claims and other policy benefits	270	295	300	298	255	15	865	798	67
Policy acquisition costs and other insurance expenses	46	46	46	50	46	—	138	137	1
Other operating expenses	10	10	10	9	9	1	30	28	2
Total benefits and expenses	326	351	356	357	310	16	1,033	963	70

Income before income taxes	$32	$16	$6	$28	$44	$(12)	$54	$100	$(46)

Loss and expense ratios:
Claims and other policy benefits	92.2%	93.9%	98.7%	92.0%	88.2%	4.0%	95.0%	91.7%	3.3%
Policy acquisition costs and other insurance expenses	15.7%	14.6%	15.1%	15.4%	15.9%	(0.2)%	15.1%	15.7%	(0.6)%
Other operating expenses	3.4%	3.2%	3.3%	2.8%	3.1%	0.3%	3.3%	3.2%	0.1%

Foreign currency effect on (1):
Net premiums	$(11)	$(13)	$—	$10	$16	$(27)	$(24)	$66	$(90)
Income before income taxes	$(1)	$(1)	$—	$—	$3	$(4)	$(2)	$6	$(8)

Creditor reinsurance net premiums	$18	$20	$18	$19	$19	$(1)	$56	$55	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2022	2022	2022	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$293	$314	$304	$324	$289	$4	$911	$870	$41
Net investment income	64	58	55	59	65	(1)	177	188	(11)
Investment related gains, net	2	2	—	2	1	1	4	4	—
Other revenue	—	1	2	1	(1)	1	3	2	1
Total revenues	359	375	361	386	354	5	1,095	1,064	31

Benefits and expenses:
Claims and other policy benefits	270	295	300	298	255	15	865	798	67
Policy acquisition costs and other insurance expenses	46	46	46	50	46	—	138	137	1
Other operating expenses	10	10	10	9	9	1	30	28	2
Total benefits and expenses	326	351	356	357	310	16	1,033	963	70

Adjusted operating income before income taxes	$33	$24	$5	$29	$44	$(11)	$62	$101	$(39)

Loss and expense ratios:
Claims and other policy benefits	92.2%	93.9%	98.7%	92.0%	88.2%	4.0%	95.0%	91.7%	3.3%
Policy acquisition costs and other insurance expenses	15.7%	14.6%	15.1%	15.4%	15.9%	(0.2)%	15.1%	15.7%	(0.6)%
Other operating expenses	3.4%	3.2%	3.3%	2.8%	3.1%	0.3%	3.3%	3.2%	0.1%

Foreign currency effect on (1):
Net premiums	$(11)	$(13)	$—	$10	$16	$(27)	$(24)	$66	$(90)
Adjusted operating income before income taxes	$(1)	$(1)	$—	$—	$3	$(4)	$(2)	$6	$(8)

Creditor reinsurance net premiums	$18	$20	$18	$19	$19	$(1)	$56	$55	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2022	2022	2022	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$24	$25	$23	$22	$22	$2	$72	$68	$4
Net investment income	1	(1)	1	—	—	1	1	—	1
Other revenue	2	3	1	2	3	(1)	6	9	(3)
Total revenues	27	27	25	24	25	2	79	77	2

Benefits and expenses:
Claims and other policy benefits	21	22	11	17	23	(2)	54	62	(8)
Policy acquisition costs and other insurance expenses	1	—	1	1	1	—	2	2	—
Other operating expenses	1	1	—	1	1	—	2	3	(1)
Total benefits and expenses	23	23	12	19	25	(2)	58	67	(9)

Income before income taxes	$4	$4	$13	$5	$—	$4	$21	$10	$11

Foreign currency effect on (2):
Net premiums	$(1)	$(1)	$—	$1	$1	$(2)	$(2)	$5	$(7)
Income before income taxes	$—	$—	$—	$1	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2022	2022	2022	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$24	$25	$23	$22	$22	$2	$72	$68	$4
Net investment income	1	(1)	1	—	—	1	1	—	1
Other revenue	2	3	1	2	3	(1)	6	9	(3)
Total revenues	27	27	25	24	25	2	79	77	2

Benefits and expenses:
Claims and other policy benefits	21	22	11	17	23	(2)	54	62	(8)
Policy acquisition costs and other insurance expenses	1	—	1	1	1	—	2	2	—
Other operating expenses	1	1	—	1	1	—	2	3	(1)
Total benefits and expenses	23	23	12	19	25	(2)	58	67	(9)

Adjusted operating income before income taxes	$4	$4	$13	$5	$—	$4	$21	$10	$11

Foreign currency effect on (2):
Net premiums	$(1)	$(1)	$—	$1	$1	$(2)	$(2)	$5	$(7)
Adjusted operating income before income taxes	$—	$—	$—	$—	$—	$—	$—	$1	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2022	2022	2022	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$436	$427	$451	$435	$432	$4	$1,314	$1,303	$11
Net investment income	21	22	22	22	22	(1)	65	66	(1)
Other revenue	—	(2)	3	—	—	—	1	1	—
Total revenues	457	447	476	457	454	3	1,380	1,370	10

Benefits and expenses:
Claims and other policy benefits	394	377	427	464	482	(88)	1,198	1,365	(167)
Policy acquisition costs and other insurance expenses	32	37	25	34	35	(3)	94	91	3
Other operating expenses	30	31	30	27	28	2	91	85	6
Total benefits and expenses	456	445	482	525	545	(89)	1,383	1,541	(158)

Income (loss) before income taxes	$1	$2	$(6)	$(68)	$(91)	$92	$(3)	$(171)	$168

Loss and expense ratios:
Claims and other policy benefits	90.4%	88.3%	94.7%	106.7%	111.6%	(21.2)%	91.2%	104.8%	(13.6)%
Policy acquisition costs and other insurance expenses	7.3%	8.7%	5.5%	7.8%	8.1%	(0.8)%	7.2%	7.0%	0.2%
Other operating expenses	6.9%	7.3%	6.7%	6.2%	6.5%	0.4%	6.9%	6.5%	0.4%

Foreign currency effect on (1):
Net premiums	$(68)	$(46)	$(16)	$—	$22	$(90)	$(130)	$95	$(225)
Income (loss) before income taxes	$(1)	$(1)	$1	$—	$(14)	$13	$(1)	$(23)	$22

Critical illness net premiums	$41	$36	$39	$42	$46	$(5)	$116	$132	$(16)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2022	2022	2022	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$436	$427	$451	$435	$432	$4	$1,314	$1,303	$11
Net investment income	21	22	22	22	22	(1)	65	66	(1)
Other revenue	—	(2)	3	—	—	—	1	1	—
Total revenues	457	447	476	457	454	3	1,380	1,370	10

Benefits and expenses:
Claims and other policy benefits	394	377	427	464	482	(88)	1,198	1,365	(167)
Policy acquisition costs and other insurance expenses	32	37	25	34	35	(3)	94	91	3
Other operating expenses	30	31	30	27	28	2	91	85	6
Total benefits and expenses	456	445	482	525	545	(89)	1,383	1,541	(158)

Adjusted operating income (loss) before income taxes	$1	$2	$(6)	$(68)	$(91)	$92	$(3)	$(171)	$168

Loss and expense ratios:
Claims and other policy benefits	90.4%	88.3%	94.7%	106.7%	111.6%	(21.2)%	91.2%	104.8%	(13.6)%
Policy acquisition costs and other insurance expenses	7.3%	8.7%	5.5%	7.8%	8.1%	(0.8)%	7.2%	7.0%	0.2%
Other operating expenses	6.9%	7.3%	6.7%	6.2%	6.5%	0.4%	6.9%	6.5%	0.4%

Foreign currency effect on (1):
Net premiums	$(68)	$(46)	$(16)	$—	$22	$(90)	$(130)	$95	$(225)
Adjusted operating income (loss) before income taxes	$(1)	$(1)	$1	$—	$(14)	$13	$(1)	$(23)	$22

Critical illness net premiums	$41	$36	$39	$42	$46	$(5)	$116	$132	$(16)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2022	2022	2022	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$112	$119	$128	$91	$96	$16	$359	$259	$100
Net investment income	37	33	35	56	51	(14)	105	149	(44)
Investment related gains (losses), net	(9)	(22)	16	8	23	(32)	(15)	41	(56)
Other revenue	2	4	3	2	4	(2)	9	10	(1)
Total revenues	142	134	182	157	174	(32)	458	459	(1)

Benefits and expenses:
Claims and other policy benefits	104	94	91	60	77	27	289	194	95
Interest credited	(5)	(8)	(9)	5	(2)	(3)	(22)	(1)	(21)
Policy acquisition costs and other insurance expenses	1	2	1	5	2	(1)	4	5	(1)
Other operating expenses	11	13	14	12	12	(1)	38	33	5
Total benefits and expenses	111	101	97	82	89	22	309	231	78

Income before income taxes	$31	$33	$85	$75	$85	$(54)	$149	$228	$(79)

Foreign currency effect on (2):
Net premiums	$(20)	$(14)	$(5)	$1	$5	$(25)	$(39)	$20	$(59)
Income before income taxes	$(4)	$(4)	$(3)	$1	$5	$(9)	$(11)	$20	$(31)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2022	2022	2022	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$112	$119	$128	$91	$96	$16	$359	$259	$100
Net investment income	46	47	50	51	51	(5)	143	147	(4)
Investment related gains (losses), net	5	5	4	3	2	3	14	3	11
Other revenue	2	4	3	2	4	(2)	9	10	(1)
Total revenues	165	175	185	147	153	12	525	419	106

Benefits and expenses:
Claims and other policy benefits	104	94	91	60	77	27	289	194	95
Interest credited	—	—	—	—	—	—	—	—	—
Policy acquisition costs and other insurance expenses	1	2	1	5	2	(1)	4	5	(1)
Other operating expenses	11	13	14	12	12	(1)	38	33	5
Total benefits and expenses	116	109	106	77	91	25	331	232	99

Adjusted operating income before income taxes	$49	$66	$79	$70	$62	$(13)	$194	$187	$7

Foreign currency effect on (2):
Net premiums	$(20)	$(14)	$(5)	$1	$5	$(25)	$(39)	$20	$(59)
Adjusted operating income before income taxes	$(8)	$(7)	$(3)	$1	$4	$(12)	$(18)	$17	$(35)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2022	2022	2022	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$660	$640	$650	$773	$626	$34	$1,950	$1,851	$99
Net investment income	38	33	33	36	33	5	104	100	4
Investment related gains (losses), net	3	5	—	—	—	3	8	(1)	9
Other revenue	4	8	5	6	4	—	17	13	4
Total revenues	705	686	688	815	663	42	2,079	1,963	116

Benefits and expenses:
Claims and other policy benefits	498	537	542	667	682	(184)	1,577	1,778	(201)
Policy acquisition costs and other insurance expenses	37	42	47	44	31	6	126	115	11
Other operating expenses	52	49	48	47	46	6	149	137	12
Total benefits and expenses	587	628	637	758	759	(172)	1,852	2,030	(178)

Income (loss) before income taxes	$118	$58	$51	$57	$(96)	$214	$227	$(67)	$294

Loss and expense ratios:
Claims and other policy benefits	75.5%	83.9%	83.4%	86.3%	108.9%	(33.4)%	80.9%	96.1%	(15.2)%
Policy acquisition costs and other insurance expenses	5.6%	6.6%	7.2%	5.7%	5.0%	0.6%	6.5%	6.2%	0.3%
Other operating expenses	7.9%	7.7%	7.4%	6.1%	7.3%	0.6%	7.6%	7.4%	0.2%

Foreign currency effect on (1):
Net premiums	$(50)	$(38)	$(23)	$(13)	$6	$(56)	$(111)	$65	$(176)
Income (loss) before income taxes	$(6)	$(5)	$2	$(2)	$—	$(6)	$(9)	$—	$(9)

Critical illness net premiums	$296	$301	$295	$424	$306	$(10)	$892	$857	$35

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2022	2022	2022	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$660	$640	$650	$773	$626	$34	$1,950	$1,851	$99
Net investment income	38	33	33	36	33	5	104	100	4
Investment related gains (losses), net	3	5	—	—	—	3	8	(1)	9
Other revenue	4	8	5	6	4	—	17	13	4
Total revenues	705	686	688	815	663	42	2,079	1,963	116

Benefits and expenses:
Claims and other policy benefits	498	537	542	667	682	(184)	1,577	1,778	(201)
Policy acquisition costs and other insurance expenses	37	42	47	44	31	6	126	115	11
Other operating expenses	52	49	48	47	46	6	149	137	12
Total benefits and expenses	587	628	637	758	759	(172)	1,852	2,030	(178)

Adjusted operating income (loss) before income taxes	$118	$58	$51	$57	$(96)	$214	$227	$(67)	$294

Loss and expense ratios:
Claims and other policy benefits	75.5%	83.9%	83.4%	86.3%	108.9%	(33.4)%	80.9%	96.1%	(15.2)%
Policy acquisition costs and other insurance expenses	5.6%	6.6%	7.2%	5.7%	5.0%	0.6%	6.5%	6.2%	0.3%
Other operating expenses	7.9%	7.7%	7.4%	6.1%	7.3%	0.6%	7.6%	7.4%	0.2%

Foreign currency effect on (1):
Net premiums	$(50)	$(38)	$(23)	$(13)	$6	$(56)	$(111)	$65	$(176)
Adjusted operating income (loss) before income taxes	$(7)	$(4)	$1	$(2)	$—	$(7)	$(10)	$—	$(10)

Critical illness net premiums	$296	$301	$295	$424	$306	$(10)	$892	$857	$35

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2022	2022	2022	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$69	$60	$43	$52	$65	$4	$172	$166	$6
Net investment income	77	56	44	42	37	40	177	96	81
Investment related gains (losses), net	(93)	(113)	(81)	7	(15)	(78)	(287)	12	(299)
Other revenue	118	40	15	13	8	110	173	29	144
Total revenues	171	43	21	114	95	76	235	303	(68)

Benefits and expenses:
Claims and other policy benefits	88	59	41	47	52	36	188	140	48
Interest credited	38	22	20	15	12	26	80	42	38
Policy acquisition costs and other insurance expenses	43	22	12	15	19	24	77	41	36
Other operating expenses	4	6	4	4	6	(2)	14	15	(1)
Total benefits and expenses	173	109	77	81	89	84	359	238	121

Income (loss) before income taxes	$(2)	$(66)	$(56)	$33	$6	$(8)	$(124)	$65	$(189)

Foreign currency effect on (2):
Net premiums	$(10)	$(8)	$(3)	$(2)	$(1)	$(9)	$(21)	$(1)	$(20)
Income (loss) before income taxes	$20	$16	$6	$(2)	$—	$20	$42	$1	$41

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2022	2022	2022	2021	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$69	$60	$43	$52	$65	$4	$172	$166	$6
Net investment income	77	56	44	42	37	40	177	96	81
Investment related gains, net	4	5	4	3	4	—	13	11	2
Other revenue	36	16	7	13	8	28	59	29	30
Total revenues	186	137	98	110	114	72	421	302	119

Benefits and expenses:
Claims and other policy benefits	88	59	41	47	52	36	188	140	48
Interest credited	38	22	20	15	12	26	80	42	38
Policy acquisition costs and other insurance expenses	43	22	12	15	19	24	77	41	36
Other operating expenses	4	6	4	4	6	(2)	14	15	(1)
Total benefits and expenses	173	109	77	81	89	84	359	238	121

Adjusted operating income before income taxes	$13	$28	$21	$29	$25	$(12)	$62	$64	$(2)

Foreign currency effect on (2):
Net premiums	$(10)	$(8)	$(3)	$(2)	$(1)	$(9)	$(21)	$(1)	$(20)
Adjusted operating income before income taxes	$2	$(1)	$(1)	$(2)	$—	$2	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2022	2022	2022	2021	2021	Quarter	2022	2021	Change
Revenues:
Net investment income	$48	$92	$53	$46	$52	$(4)	$193	$258	$(65)
Investment related gains (losses), net	(23)	(44)	3	33	42	(65)	(64)	379	(443)
Other revenue	(1)	(11)	1	11	15	(16)	(11)	54	(65)
Total revenues	24	37	57	90	109	(85)	118	691	(573)

Benefits and expenses:
Interest credited	8	6	6	1	1	7	20	3	17
Policy acquisition costs and other insurance income	(25)	(24)	(26)	(31)	(27)	2	(75)	(81)	6
Other operating expenses	84	74	65	98	75	9	223	231	(8)
Interest expense	46	42	42	(2)	41	5	130	129	1
Collateral finance and securitization expense	3	2	1	4	3	—	6	8	(2)
Total benefits and expenses	116	100	88	70	93	23	304	290	14

Income (loss) before income taxes	$(92)	$(63)	$(31)	$20	$16	$(108)	$(186)	$401	$(587)

Foreign currency effect on (1):
Income (loss) before income taxes	$3	$2	$—	$1	$2	$1	$5	$10	$(5)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2022	2022	2022	2021	2021	Quarter	2022	2021	Change
Revenues:
Net investment income	$48	$92	$53	$46	$52	$(4)	$193	$258	$(65)
Investment related gains, net	1	—	4	—	1	—	5	6	(1)
Other revenue	10	3	9	17	11	(1)	22	46	(24)
Total revenues	59	95	66	63	64	(5)	220	310	(90)

Benefits and expenses:
Interest credited	8	6	6	1	1	7	20	3	17
Policy acquisition costs and other insurance income	(25)	(24)	(26)	(31)	(27)	2	(75)	(81)	6
Other operating expenses	84	74	65	98	75	9	223	231	(8)
Interest expense	45	42	42	32	39	6	129	121	8
Collateral finance and securitization expense	3	2	1	4	3	—	6	8	(2)
Total benefits and expenses	115	100	88	104	91	24	303	282	21

Adjusted operating income (loss) before income taxes	$(56)	$(5)	$(22)	$(41)	$(27)	$(29)	$(83)	$28	$(111)

Foreign currency effect on (1):
Adjusted operating income (loss) before income taxes	$2	$—	$1	$2	$1	$1	$3	$4	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Summary of Segment GAAP Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2022	2022	2022	2021	2021	Quarter	2022	2021	Change
U.S. and Latin America:
Traditional	$204	$209	$(166)	$(211)	$(126)	$330	$247	$(329)	$576
Financial Solutions:
Asset Intensive	48	(11)	20	93	106	(58)	57	329	(272)
Capital Solutions	22	72	24	25	22	—	118	68	50
Total U.S. and Latin America	274	270	(122)	(93)	2	272	422	68	354
Canada:
Traditional	32	16	6	28	44	(12)	54	100	(46)
Financial Solutions	4	4	13	5	—	4	21	10	11
Total Canada	36	20	19	33	44	(8)	75	110	(35)
Europe, Middle East and Africa:
Traditional	1	2	(6)	(68)	(91)	92	(3)	(171)	168
Financial Solutions	31	33	85	75	85	(54)	149	228	(79)
Total Europe, Middle East and Africa	32	35	79	7	(6)	38	146	57	89
Asia Pacific:
Traditional	118	58	51	57	(96)	214	227	(67)	294
Financial Solutions	(2)	(66)	(56)	33	6	(8)	(124)	65	(189)
Total Asia Pacific	116	(8)	(5)	90	(90)	206	103	(2)	105
Corporate and Other	(92)	(63)	(31)	20	16	(108)	(186)	401	(587)
Consolidated income (loss) before income taxes	$366	$254	$(60)	$57	$(34)	$400	$560	$634	$(74)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2022	2022	2022	2021	2021		2022	2021	Change
U.S. and Latin America:
Traditional	$196	$190	$(181)	$(215)	$(121)	$317	$205	$(331)	$536
Financial Solutions:
Asset Intensive	72	66	75	73	93	(21)	213	268	(55)
Capital Solutions	22	72	24	25	22	—	118	68	50
Total U.S. and Latin America	290	328	(82)	(117)	(6)	296	536	5	531
Canada:
Traditional	33	24	5	29	44	(11)	62	101	(39)
Financial Solutions	4	4	13	5	—	4	21	10	11
Total Canada	37	28	18	34	44	(7)	83	111	(28)
Europe, Middle East and Africa:
Traditional	1	2	(6)	(68)	(91)	92	(3)	(171)	168
Financial Solutions	49	66	79	70	62	(13)	194	187	7
Total Europe, Middle East and Africa	50	68	73	2	(29)	79	191	16	175
Asia Pacific:
Traditional	118	58	51	57	(96)	214	227	(67)	294
Financial Solutions	13	28	21	29	25	(12)	62	64	(2)
Total Asia Pacific	131	86	72	86	(71)	202	289	(3)	292
Corporate and Other	(56)	(5)	(22)	(41)	(27)	(29)	(83)	28	(111)
Consolidated adjusted operating income (loss) before income taxes	$452	$505	$59	$(36)	$(89)	$541	$1,016	$157	$859

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2022	2022	2022	2021	2021
Fixed maturity securities, available-for-sale (1)	$50,495	$53,294	$57,922	$60,749	$59,289
Equity securities	137	127	139	151	160
Mortgage loans	6,558	6,544	6,535	6,283	6,366
Policy loans	1,202	1,218	1,221	1,234	1,234
Funds withheld at interest	6,177	6,393	6,737	6,954	7,034
Short-term investments	225	272	315	87	82
Other invested assets	3,246	3,110	3,033	3,070	3,404
Cash and cash equivalents	3,512	2,556	2,709	2,948	3,027
Total cash and invested assets	$71,552	$73,514	$78,611	$81,476	$80,596

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supernational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2022	2022	2022	2021	2021		2022	2021	Change
Average invested assets at amortized cost (1)	$34,579	$34,859	$35,271	$34,325	$33,361	$1,218	$34,494	$33,021	$1,473
Net investment income (1)	$374	$397	$457	$397	$405	$(31)	$1,228	$1,251	$(23)
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.40%	4.63%	5.29%	4.70%	4.95%	(55) bp	4.78%	5.08%	(30) bps
Variable investment income ("VII") (included in net investment income) (1)	$38	$70	$141	$91	$102	$(64)	$249	$342	$(93)
Annualized investment yield excluding VII (ratio of net investment income, excluding VII, to average invested assets, excluding assets with only VII, at amortized cost) (1)	4.12%	3.96%	3.80%	3.78%	3.85%	27 bps	3.96%	3.83%	13 bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Amortized Cost, Allowance for Credit Losses, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity Securities

	September 30, 2022
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$38,293	$43	$163	$5,758	$32,655	64.6%
Canadian government	3,124	—	503	41	3,586	7.1%
RMBS	1,054	—	4	105	953	1.9%
ABS	4,165	4	6	444	3,723	7.4%
CMBS	1,843	1	3	175	1,670	3.3%
U.S. government	1,064	—	3	204	863	1.7%
State and political subdivisions	1,254	—	9	177	1,086	2.2%
Other foreign government	6,833	4	21	891	5,959	11.8%
Total fixed maturity securities	$57,630	$52	$712	$7,795	$50,495	100.0%

	December 31, 2021
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$35,239	$26	$3,084	$194	$38,103	62.8%
Canadian government	3,339	—	1,606	1	4,944	8.1%
RMBS	1,020	—	37	7	1,050	1.7%
ABS	4,024	—	22	41	4,005	6.6%
CMBS	1,790	1	66	6	1,849	3.0%
U.S. government	2,082	—	31	8	2,105	3.5%
State and political subdivisions	1,191	—	137	5	1,323	2.2%
Other foreign government	7,188	4	273	87	7,370	12.1%
Total fixed maturity securities	$55,873	$31	$5,256	$349	$60,749	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	September 30, 2022				December 31, 2021
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$6,165	$5,429	16.6%	A-	$5,792	$6,163	16.2%	A-
Brokerage/asset managers/exchanges	1,252	1,055	3.2%	A-	1,073	1,145	3.0%	A-
Finance companies	408	342	1.0%	BBB	306	316	0.8%	BBB+
Insurance	4,333	3,659	11.2%	A-	3,987	4,383	11.5%	A-
REITs	1,134	939	2.9%	BBB+	987	1,022	2.7%	BBB+
Other finance	860	640	2.0%	A-	956	1,016	2.7%	A-
Total financial institutions	$14,152	$12,064	36.9%		$13,101	$14,045	36.9%
Industrials
Basic	$1,999	$1,698	5.3%	BBB	$1,972	$2,210	5.8%	BBB
Capital goods	1,670	1,505	4.6%	BBB	1,542	1,649	4.3%	BBB
Communications	2,468	2,023	6.2%	BBB	2,330	2,592	6.8%	BBB
Consumer cyclical	2,003	1,698	5.2%	BBB+	1,758	1,885	4.9%	BBB+
Consumer noncyclical	4,440	3,796	11.6%	BBB+	3,952	4,315	11.3%	BBB+
Energy	2,070	1,775	5.4%	BBB+	1,967	2,159	5.7%	BBB+
Technology	1,633	1,449	4.4%	BBB+	1,436	1,486	3.9%	BBB+
Transportation	2,114	1,791	5.5%	BBB+	2,050	2,192	5.8%	BBB+
Other industrial	1,037	1,001	3.1%	BBB	850	887	2.3%	BBB
Total industrials	$19,434	$16,736	51.3%		$17,857	$19,375	50.8%
Utilities
Electric	$3,706	$3,047	9.3%	A-	$3,256	$3,561	9.4%	A-
Natural gas	626	508	1.6%	A-	566	614	1.6%	BBB+
Other utility	375	300	0.9%	BBB+	459	508	1.3%	BBB+
Total utilities	$4,707	$3,855	11.8%		$4,281	$4,683	12.3%
Total	$38,293	$32,655	100.0%	BBB+	$35,239	$38,103	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		September 30, 2022			June 30, 2022			March 31, 2022			December 31, 2021			September 30, 2021
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$33,881	$30,062	59.6%	$33,989	$31,782	59.6%	$34,434	$34,741	60.0%	$33,540	$36,725	60.5%	$32,444	$35,554	60.0%
2	BBB	19,931	16,924	33.5%	19,851	18,011	33.8%	19,691	19,574	33.8%	18,684	20,379	33.5%	18,025	19,814	33.4%
3	BB	3,044	2,843	5.6%	2,940	2,774	5.2%	2,821	2,769	4.8%	2,620	2,668	4.4%	2,868	2,952	5.0%
4	B	625	583	1.2%	658	619	1.2%	730	720	1.2%	876	863	1.4%	832	822	1.4%
5	CCC	107	62	0.1%	124	84	0.2%	127	92	0.2%	96	79	0.1%	161	137	0.2%
6	In or near default	42	21	—%	46	24	—%	46	26	—%	57	35	0.1%	17	10	—%
	Total	$57,630	$50,495	100.0%	$57,608	$53,294	100.0%	$57,849	$57,922	100.0%	$55,873	$60,749	100.0%	$54,347	$59,289	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting utilize the NAIC rating methodology.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	September 30, 2022			June 30, 2022			March 31, 2022			December 31, 2021			September 30, 2021
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
RMBS
Agency	$489	$442	7.0%	$519	$498	7.7%	$538	$537	8.3%	$551	$582	8.4%	$594	$631	9.2%
Non-agency	565	511	8.1%	485	452	7.0%	445	429	6.6%	469	468	6.8%	571	578	8.4%
Total RMBS	1,054	953	15.1%	1,004	950	14.7%	983	966	14.9%	1,020	1,050	15.2%	1,165	1,209	17.6%
ABS:
Collateralized loan obligations ("CLOs")	1,788	1,650	26.0%	1,714	1,622	25.1%	1,659	1,630	25.1%	1,761	1,752	25.4%	1,841	1,838	26.8%
ABS, excluding CLOs	2,377	2,073	32.6%	2,377	2,160	33.4%	2,256	2,116	32.5%	2,263	2,253	32.6%	1,922	1,941	28.3%
Total ABS	4,165	3,723	58.6%	4,091	3,782	58.5%	3,915	3,746	57.6%	4,024	4,005	58.0%	3,763	3,779	55.1%
CMBS	1,843	1,670	26.3%	1,856	1,735	26.8%	1,829	1,786	27.5%	1,790	1,849	26.8%	1,795	1,877	27.3%
Total	$7,062	$6,346	100.0%	$6,951	$6,467	100.0%	$6,727	$6,498	100.0%	$6,834	$6,904	100.0%	$6,723	$6,865	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of September 30, 2022
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$25,451	$4,761	$2,283	$811	$27,734	$5,572
Canadian government	368	36	12	5	380	41
RMBS	678	69	128	36	806	105
ABS	2,333	296	1,054	121	3,387	417
CMBS	1,461	149	83	17	1,544	166
U.S. government	721	190	116	14	837	204
State and political subdivisions	883	161	44	16	927	177
Other foreign government	3,834	509	1,291	290	5,125	799
Total investment grade securities	$35,729	$6,171	$5,011	$1,310	$40,740	$7,481

Below investment grade securities:
Corporate	$1,144	$118	$202	$62	$1,346	$180
ABS	53	12	23	7	76	19
CMBS	22	3	18	3	40	6
Other foreign government	186	28	124	62	310	90
Total below investment grade securities	$1,405	$161	$367	$134	$1,772	$295
Total fixed maturity securities	$37,134	$6,332	$5,378	$1,444	$42,512	$7,776

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of December 31, 2021
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$4,135	$86	$946	$51	$5,081	$137
Canadian government	20	1	—	—	20	1
RMBS	132	3	102	4	234	7
ABS	1,747	22	589	6	2,336	28
CMBS	152	2	35	2	187	4
U.S. government	1,513	6	31	2	1,544	8
State and political subdivisions	109	3	28	2	137	5
Other foreign government	2,237	33	724	37	2,961	70
Total investment grade securities	$10,045	$156	$2,455	$104	$12,500	$260

Below investment grade securities:
Corporate	$463	$13	$97	$44	$560	$57
ABS	—	—	13	13	13	13
CMBS	—	—	—	—	—	—
Other foreign government	136	7	75	10	211	17
Total below investment grade securities	$599	$20	$185	$67	$784	$87
Total fixed maturity securities	$10,644	$176	$2,640	$171	$13,284	$347

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2022	2022	2022	2021	2021		2022	2021	Change
Fixed maturity securities available-for-sale:
Change in allowance for credit losses and impairments	$(9)	$(15)	$(12)	$(14)	$(1)	$(8)	$(36)	$2	$(38)
Realized gains on investment activity	20	34	11	34	45	(25)	65	265	(200)
Realized losses on investment activity	(106)	(94)	(36)	(13)	(9)	(97)	(236)	(52)	(184)
Net gains (losses) on fixed maturity securities available-for-sale	(95)	(75)	(37)	7	35	(130)	(207)	215	(422)

Net gains (losses) on equity securities	7	(15)	(8)	(6)	8	(1)	(16)	31	(47)
Other impairment losses and change in mortgage loan allowance for credit losses	(6)	(1)	(2)	4	4	(10)	(9)	25	(34)
Change in fair value of certain limited partnership investments and other, net	7	19	26	24	27	(20)	52	170	(118)

Free-standing derivatives (1):
Interest rate swaps	(33)	(44)	(52)	7	(4)	(29)	(129)	(41)	(88)
Interest rate options	18	(6)	—	—	—	18	12	—	12
Total return swaps	(1)	—	—	—	—	(1)	(1)	—	(1)
Financial futures	7	24	7	(5)	—	7	38	(19)	57
Foreign currency swaps	9	11	7	5	3	6	27	15	12
Foreign currency swaps - hedged	1	—	4	1	—	1	5	1	4
Foreign currency forwards	(55)	(76)	(23)	(9)	(2)	(53)	(154)	(11)	(143)
CPI swaps	7	(11)	29	13	12	(5)	25	33	(8)
Credit default swaps	(12)	(33)	(58)	13	(12)	—	(103)	20	(123)
Equity options	8	21	—	(15)	3	5	29	(18)	47
Total free-standing derivatives	(51)	(114)	(86)	10	—	(51)	(251)	(20)	(231)

Embedded derivatives:
Modified coinsurance and funds withheld treaties	(17)	(56)	(33)	20	21	(38)	(106)	87	(193)
GMXB	21	(12)	14	29	(37)	58	23	(36)	59
Total embedded derivatives	4	(68)	(19)	49	(16)	20	(83)	51	(134)

Net gains (losses) on total derivatives	(47)	(182)	(105)	59	(16)	(31)	(334)	31	(365)

Total investment related gains (losses), net	$(134)	$(254)	$(126)	$88	$58	$(192)	$(514)	$472	$(986)

(1) Free-standing derivatives are non-hedged unless specified.

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2022	2022	2022	2021	2021	Quarter	2022	2021	Change
U.S. & Latin America Traditional
Income (loss) before income taxes	$204	$209	$(166)	$(211)	$(126)	$330	$247	$(329)	$576
Investment and derivative losses (1)	(1)	—	—	—	—	(1)	(1)	—	(1)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(7)	(19)	(15)	(4)	5	(12)	(41)	(2)	(39)
Adjusted operating income (loss) before income taxes	$196	$190	$(181)	$(215)	$(121)	$317	$205	$(331)	$536

U.S. & Latin America Asset-Intensive
Income (loss) before income taxes	$48	$(11)	$20	$93	$106	$(58)	$57	$329	$(272)
Investment and derivative (gains) losses (1)	19	6	46	9	(23)	42	71	13	58
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	24	75	48	(16)	(26)	50	147	(85)	232
GMXB embedded derivatives (1)	(21)	12	(14)	(29)	37	(58)	(23)	36	(59)
Funds withheld (gains) losses - investment income	—	3	2	—	—	—	5	(1)	6
EIA embedded derivatives - interest credited	(10)	(27)	(17)	(9)	(3)	(7)	(54)	(36)	(18)
DAC offset, net	12	7	(10)	26	2	10	9	12	(3)
Non-investment derivatives and other	—	1	—	(1)	—	—	1	—	1
Adjusted operating income before income taxes	$72	$66	$75	$73	$93	$(21)	$213	$268	$(55)

U.S. & Latin America Capital Solutions
Income before income taxes	$22	$72	$24	$25	$22	$—	$118	$68	$50
Adjusted operating income before income taxes	$22	$72	$24	$25	$22	$—	$118	$68	$50

Canada Traditional
Income before income taxes	$32	$16	$6	$28	$44	$(12)	$54	$100	$(46)
Investment and derivative (gains) losses (1)	—	8	(1)	2	—	—	7	1	6
Investment income - non-operating FWAI	1	—	—	(1)	—	1	1	—	1
Adjusted operating income before income taxes	$33	$24	$5	$29	$44	$(11)	$62	$101	$(39)

Canada Financial Solutions
Income before income taxes	$4	$4	$13	$5	$—	$4	$21	$10	$11
Adjusted operating income before income taxes	$4	$4	$13	$5	$—	$4	$21	$10	$11

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2022	2022	2022	2021	2021	Quarter	2022	2021	Change
Europe, Middle East and Africa Traditional
Income (loss) before income taxes	$1	$2	$(6)	$(68)	$(91)	$92	$(3)	$(171)	$168
Adjusted operating income (loss) before income taxes	$1	$2	$(6)	$(68)	$(91)	$92	$(3)	$(171)	$168

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$31	$33	$85	$75	$85	$(54)	$149	$228	$(79)
Investment and derivative (gains) losses (1)	14	27	(12)	(5)	(21)	35	29	(38)	67
Investment income - non-operating FWAI	4	6	6	—	(2)	6	16	(3)	19
Investment (income) loss on unit-linked variable annuities	5	8	9	(5)	2	3	22	1	21
Interest credited on unit-linked variable annuities	(5)	(8)	(9)	5	(2)	(3)	(22)	(1)	(21)
Adjusted operating income before income taxes	$49	$66	$79	$70	$62	$(13)	$194	$187	$7

Asia Pacific Traditional
Income (loss) before income taxes	$118	$58	$51	$57	$(96)	$214	$227	$(67)	$294
Adjusted operating income (loss) before income taxes	$118	$58	$51	$57	$(96)	$214	$227	$(67)	$294

Asia Pacific Financial Solutions
Income (loss) before income taxes	$(2)	$(66)	$(56)	$33	$6	$(8)	$(124)	$65	$(189)
Investment and derivative (gains) losses (1)	97	118	85	(4)	19	78	300	(1)	301
Non-investment derivatives and other	(82)	(24)	(8)	—	—	(82)	(114)	—	(114)
Adjusted operating income before income taxes	$13	$28	$21	$29	$25	$(12)	$62	$64	$(2)

Corporate and Other
Income (loss) before income taxes	$(92)	$(63)	$(31)	$20	$16	$(108)	$(186)	$401	$(587)
Investment and derivative (gains) losses (1)	24	44	1	(33)	(41)	65	69	(373)	442
Interest expense on uncertain tax positions	1	—	—	(34)	2	(1)	1	8	(7)
Non-investment derivatives and other	11	14	8	6	(4)	15	33	(8)	41
Adjusted operating income (loss) before income taxes	$(56)	$(5)	$(22)	$(41)	$(27)	$(29)	$(83)	$28	$(111)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of Stockholders’ Equity to Stockholders’ Equity Excluding AOCI
(USD millions except per share data)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2022	2022	2022	2021	2021

RGA, Inc. stockholders’ equity	$3,653	$5,839	$9,182	$13,014	$12,885
Less effect of AOCI:
Accumulated currency translation adjustments	(216)	(39)	4	(9)	(50)
Unrealized appreciation (depreciation) of securities	(5,697)	(3,469)	(9)	3,701	3,704
Pension and postretirement benefits	(51)	(51)	(50)	(50)	(71)
RGA, Inc. stockholders’ equity, excluding AOCI	$9,617	$9,398	$9,237	$9,372	$9,302

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2022	2022	2022	2021	2021

Book value per share	$54.66	$87.14	$137.08	$193.75	$190.60
Less effect of AOCI:
Accumulated currency translation adjustments	(3.24)	(0.58)	0.06	(0.13)	(0.75)
Unrealized appreciation (depreciation) of securities	(85.25)	(51.78)	(0.13)	55.09	54.80
Pension and postretirement benefits	(0.76)	(0.76)	(0.74)	(0.74)	(1.05)
Book value per share, excluding AOCI	$143.91	$140.26	$137.89	$139.53	$137.60

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